First Quarter 2016 Earnings Presentation May 3, 2016 TM Exhibit 99.1

Forward-Looking Statements 2 This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. These statements may include statements regarding our recent acquisition of the U.S. chlor alkali and downstream derivatives businesses, the expected benefits and synergies of the transaction, and future opportunities for the combined company following the transaction. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “project,” “estimate,” “forecast,” “optimistic,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: factors relating to the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the acquired chlorine products businesses being more difficult, time- consuming or costly than expected; the effect of any changes resulting from the transaction in customer, supplier and other business relationships; general market perception of the transaction; exposure to lawsuits and contingencies associated with the acquired chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of our chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2015. The forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. Olin undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Performance Highlights 3 3 Achieved Adjusted EBITDA of $215 million at top end of $195 million to $215 million guidance range Reiterating full year guidance range of between $915 million to $985 million Adjusted EBITDA in 2016 Forecasting second quarter 2016 Adjusted EBITDA range of $220 million to $240 million Anticipating full-year cost synergy realization at the high end of the $40 million to $60 million range

1Q16 4Q15 ∆ Q/Q Sales $704.3 $681.1 3.4% Adjusted EBITDA $170.0 $150.6 12.9%  Sales growth driven by higher volumes  Adjusted EBITDA improvement driven by higher volumes and lower electricity costs  Closed a combined total of 433,000 tons of chlor alkali capacity across Henderson, NV, Niagara Falls, NY and Freeport, TX locations during the quarter  2Q16 outlook – sequential improvement from 1Q16  Improved volumes with flat chlor alkali products pricing  Slight improvement in vinyls pricing with improved volumes ($ in millions) Chlor Alkali Products and Vinyls Segment Performance 4

Chlor Alkali Products and Vinyls Pricing and Volume Comparisons 1Q16 versus 1Q15 4Q15 Chlorine Caustic Soda N/A EDC N/A Bleach HCI 1Q16 versus 1Q15 4Q15 Chlorine Caustic Soda EDC N/A Bleach HCI Volume Comparison Pricing Comparison 5

Long-term Views on Caustic Soda North American chlor alkali capacity reductions No major North American chlor alkali capacity additions announced Increasing North American caustic exports European mercury cell chlor alkali production sunset by the end of 2017 Growing caustic soda consumption within China 6

1Q16 4Q15 ∆ Q/Q Sales $460.2 $429.6 7.1% Adjusted EBITDA $29.9 $30.7 (2.6)%  Sales growth driven by higher volumes partially offset by lower prices  Adjusted EBITDA slightly lower as improved volumes were offset by lower pricing  Epoxy business to continue to improve during 2016 driven by volume growth and strength in 2H16 versus 1H16  2Q16 outlook – sequentially lower than 1Q16  Timing of higher maintenance-related outage costs  Continued improvement in volumes ($ in millions) Epoxy Segment Performance 7

 Sales growth driven by increased shipments to commercial customers in the seasonally stronger first quarter  Adjusted EBITDA improvement reflects higher commercial volumes and lower commodity and other material costs  Operating efficiency initiatives to continue to materialize throughout 2016  Favorable trends in NICS background checks  2Q16 outlook – modest sequential improvement from 1Q16 Winchester Segment Performance 8 1Q16 4Q15 ∆ Q/Q Sales $183.7 $156.7 17.2% Adjusted EBITDA $33.3 $26.7 24.7% ($ in millions)

Corporate & Other 9 1Q16 4Q15 Pension Income $12.2 $13.4 Environmental Expense $(2.7) $(2.6) Other Corporate and Unallocated Costs $(29.6) $(15.8) Restructuring Charges $(92.8) $(0.5) Acquisition-related Costs $(10.2) $(88.0) ($ in millions)  The corporate and other unallocated costs are consistent with our full year 2016 expectations of higher costs due to the build out of our corporate capabilities since the acquisition  Restructuring costs in 1Q16 related to the closure of chlor alkali capacity includes $76.6 million of non-cash impairment charges  Acquisition-related costs were associated with our acquisition and integration of the Acquired Business

Guidance Assumptions 10 Full Year 2016 Forecast Key Elements Capital Spending $240 to $280 Maintenance level of capital spending of $225M to $275M annually Synergy Capital $60 Synergy projects include chlorine loading, bleach capacity and caustic soda evaporation Total $300 to $340 Depreciation & Amortization $345 to $355 Fair Value Step up of D&A $145 Property, plant and equipment fair value step up of approximately $1.5B – final valuation not yet complete Total $490 to $500 Book Effective Tax Rate 35% to 38% Reverse Morris Trust Acquisition; step up D&A not deductible for income tax Cash Tax Rate 2016 +/-0% Normalized 25% to 30% 2016 cash tax rate utilizes the benefits of NOL carry forwards from 2015 ($ in millions)

2Q $220 – $240 • Reduced Maintenance turnaround costs • Improved epoxy volumes • Increased synergy realization $215 $220 - $240 $435 - $455 $480 - $530 11 2016 Adjusted EBITDA Outlook 1Q16 2Q16 1H16 2H16 FY16 $915 - $985 2H $480 – $530 1Q $215 • Improving volumes from Q1 • Chlor alkali products pricing flat with Q1 Improved chlor alkali products pricing represents an upside to our Adjusted EBITDA forecast ($ in millions)

Appendix 12

Non-GAAP Financial Measures(a) Olin's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net (loss) income plus an add-back for depreciation and amortization, interest expense (income), income tax expense (benefit), other expense (income), restructuring charges, acquisition-related costs, fair value inventory purchase accounting adjustment and other certain non-recurring items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as a supplemental financial measure to assess the financial performance of our assets without regard to financing methods, capital structures, taxes, or historical cost basis. The use of non-GAAP financial measures is not intended to replace any measures of performance determined in accordance with GAAP and Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. March 31, December 31, (In millions) 2016 2015 Reconciliation of Net Loss to Adjusted EBITDA: Net Loss (37.9)$ (62.7)$ Add Back: Interest Expense (b) 48.5 57.3 Interest Income (0.3) (0.2) Income Tax Benefit (17.5) (23.2) Depreciation and Amortization 129.7 124.0 EBITDA 122.5 95.2 A d Ba k: Restr c uring Charges (c) 92.8 0.5 Acquisition-related Costs (d) 10.2 88.0 Fair Value Inventory Purchase Accounting Adjustment (e) - 24.0 Certain non-recurring items (f) (11.0) (3.7) Other Income - (0.2) Adjusted EBITDA 214.5$ 203.8$ Three Months Ended (a) Unaudited. (b) Interest expense for the three months ended December 31, 2015 included acquisition financing expenses of $10.8 million primarily for the bridge financing associated with our acquisition of the Acquired Business. (c) Restructuring charges for the three months ended March 31, 2016 were primarily associated with the closure of 433,000 tons of chlor alkali capacity across three separate locations, of which $76.6 million was non-cash impairment charges for equipment and facilities. (d) Acquisition-related costs for the three months ended March 31, 2016 and December 31, 2015 were associated with our acquisition and integration of the Acquired Business. (e) Fair value inventory purchase accounting adjustment for the three months ended December 31, 2015 was associated with non-recurring expenses included within costs of goods sold of $24.0 million due to the increase of inventory to fair value at the acquisition date related to the purchase accounting of the Acquired Business. (f) Certain non-recurring items for the three months ended March 31, 2016 included an $11.0 million insurance recovery for property damage and business interruption related to a 2008 chlor alkali facility incident. Certain non-recurring items for the three months ended December 31, 2015 included $3.7 million of insurance recoveries for property damage and business interruption related to the McIntosh, AL chlor alkali facility. 13

Non-GAAP Financial Measures by Segment 14 (In millions) Income (loss) before Taxes Depreciation and Amortization Other Adjusted EBITDA Chlor Alkali Products and Vinyls 68.1$ 101.9$ -$ 170.0$ Epoxy 8.2 21.7 - 29.9 Winchester 28.7 4.6 - 33.3 (In millions) Income (loss) before Taxes Depreciation and Amortization Other (1) Adjusted EBITDA Chlor Alkali Products and Vinyls 46.6$ 97.3$ 6.7$ 150.6$ Epoxy (7.5) 20.9 17.3 30.7 Winchester 21.8 4.9 - 26.7 Three Months Ended March 31, 2016 Three Months Ended December 31, 2015 (1) Other for the three months ended December 31, 2015 included the fair value inventory purchase accounting adjustment associated with non-recurring expenses included within costs of goods sold of $24.0 million due to the increase of inventory to fair value at the acquisition date related to the purchase accounting of the Acquired Business.

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